                            SCHAFER VALUE FUND, INC.
                                645 FIFTH AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 644-1800

November 1, 1995
Dear Shareholders:

     On the occasion of our tenth anniversary, we would like to express our sincerest appreciation for the continued confidence and loyalty of our original and longer term shareholders. We would also like to take this opportunity to welcome those of you who have become new shareholders this year.

     September 30, 1995 brought to a close the tenth fiscal year of the Schafer Value Fund, a year in which the net assets of the Fund more than doubled, reflecting a sharp increase in the number of new shareholders and the rising stock market. The shareholder base at the fiscal year end more than doubled to approximately 9,600 compared to 4,100 at the beginning of the period while net assets increased from $68.4 million at the start of the fiscal year to $163.3 on September 30, 1995. The net asset value per share gained a healthy 26.0% for the year but trailed the 29.7% advance registered by the S&P 500 for the same time frame. Due in large measure to the inflow of new money into the Fund, the expense ratio has declined to an all time low of 1.28% of net assets. For the third year in a row the expense ratio has declined and the current level of our expense ratio is below the average of 1.39% for the 1,863 Growth and Growth & Income domestic equity funds tracked by Morningstar, Inc.

     While the growth in the economy has slowed somewhat this year, the benefits of corporate restructuring, low interest rates and inflation being held in check have led to improved corporate profits, a fact which has not gone unnoticed in the stock market. However, as you will note on Table I, we have continued to find stocks whose price/earnings multiples are lower than that of the S&P 500 and whose earnings per share growth prospects are better than those of the Index. The average stock in our portfolio sells at 10.5 times our estimate of 1996 earnings per share compared to 15.2 times for the S&P 500. The average estimated year over year earnings gain for our portfolio stocks is nearly 20% compared to the consensus expectation of a gain of less than 7% for the S&P 500 earnings next year.

                                    TABLE I

                               PORTFOLIO HOLDINGS
                          EARNINGS PER SHARE ESTIMATES
                           AND PRICE/EARNINGS RATIOS
                                  (UNAUDITED)

                                                                                            PRICE/EARNINGS
                                                           EARNINGS PER SHARE                    RATIO
                                CLOSING PRICE        -------------------------------       -----------------
          SECURITY            (OCTOBER 31, 1995)     1994A        1995E       1996E        1995E       1996E
----------------------------- ------------------     ------       -----       ------       -----       -----
American Home Products.......      $  88.50          $ 5.15       $4.85       $ 5.85       18.2        15.1
Archer Daniels Midland.......         16.25            0.90        1.45         1.65       11.2         9.8
Asian Pulp & Paper...........         10.13            0.30        1.45         2.35        7.0         4.3
Avnet Inc. ..................         49.63            2.10        3.30         4.15       15.0        12.0
Berkley, W.R. ...............         43.00            4.30        2.80         3.90       15.4        11.0
Borg Warner Automotive.......         28.50            2.84        3.15         3.60        9.0         7.9
Burlington Industries........         11.50            1.37        1.15         1.25       10.0         9.2
Burlington Northern Santa
  Fe.........................         82.50            4.35        5.20         6.25       15.9        13.2
Canadian Pacific.............         15.63            1.20        1.15         1.45       13.6        10.8
Chrysler Corp. ..............         53.00           10.14        6.20         8.00        8.5         6.6
Circuit City Stores..........         34.50            1.72        2.05         2.45       16.8        14.1
Compaq Computer..............         54.88            3.25        3.90         4.55       14.1        12.1
Cummins Engine...............         36.78            6.11        5.20         5.35        7.1         6.9
Cyprus Amax Minerals.........         26.23            1.38        4.40         3.75        6.0         7.0
Exxon Corp. .................         76.00            4.10        4.75         5.00       16.0        15.2
First Chicago Corp. .........         69.13            5.65        6.70         7.45       10.3         9.3
Federal Express..............         82.63            5.00        5.90         7.00       14.0        11.8
General Motors, Class H......         42.13            2.70        2.85         3.05       14.8        13.8
Hanson PLC...................         15.63            1.16        1.45         1.65       10.8         9.5
Inco Ltd.....................         34.00              NA        2.10         3.20       16.2        10.6
KMart Corp. .................          9.00            1.00        0.25         0.50       36.0        18.0
KeyCorp......................         34.00            3.60        3.70         4.05        9.2         8.4
May Department Stores........         38.88            2.95        3.10         3.55       12.5        11.0
Mellon Bank..................         50.13            3.05        4.45         5.00       11.3        10.0
Merrill Lynch................         54.50            5.10        5.35         6.10       10.2         8.9
Offshore Logistics...........         12.38            1.05        0.96         1.20       12.9        10.3
Old Republic International...         27.63            2.70        3.00         3.25        9.2         8.5
Owens-Corning Fiberglass.....         42.75            3.35        4.35         5.05        9.8         8.5
Paine Webber Group...........         21.75            1.45        1.50         1.95       14.5        11.2
Philip Morris................         83.25            5.65        6.50         7.85       12.8        10.6
Progressive Corp. ...........         42.00            2.75        3.02         3.60       13.9        11.7
Redman Industries............         26.25            1.67        2.75         3.20        9.5         8.2
Sotheby's Holdings...........         14.38            0.36        0.65         1.05       22.1        13.7
Ultramar Corp. ..............         23.88            2.70        2.35         2.65       10.2         9.0
Whirlpool Corp ..............         52.88            4.30        3.90         4.85       13.6        10.9
YPF S.A. ....................         17.00            1.36        1.35         2.00       12.6         8.5
                                                                                           -----       -----
Averages Price/Earnings
  Ratio:.....................                                                              13.1        10.5
S&P 500 Index................        583.10           32.50        36.6        38.45       15.9        15.2

---------------

A = actual
E = estimate

     Tables II and III display the investment results of Schafer Value Fund as compared to the S&P 500 over the last 10 years.

                                    TABLE II

                                                      Schafer
                         Fiscal year ended          Value Fund       S&P 500
                         -----------------        -------------    -----------
                September 30, 1995..................      26.0%         29.7%
                September 30, 1994..................       4.5           3.7
                September 30, 1993..................      28.4          13.0
                September 30, 1992..................      18.8          11.0
                September 30, 1991..................      37.4          31.1
                September 30, 1990..................     -17.4          -9.0
                September 30, 1989..................      36.9          33.0
                September 30, 1988..................     -15.5         -12.4
                September 30, 1987..................      42.9          43.5
                Oct. 22, 1985 -- Sept. 30, 1986.....       8.2          26.6

                                   TABLE III
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                IN THE SCHAFER VALUE FUND AND THE S&P 500 INDEX
                       PERIODS ENDING SEPTEMBER 30, 1995

      Measurement Period         Schafer Value
    (Fiscal Year Covered)            Fund           S&P 500
Oct. 22                                 10.000          10.000
Sept. 30                                10.820          12.556
Sept. 30                                15.464          18.017
Sept. 30                                13.069          15.786
Sept. 30                                17.887          20.988
Sept. 30                                14.773          19.097
Sept. 30                                20.293          25.036
Sept. 30                                24.107          27.797
Sept. 30                                30.955          31.411
Sept. 30                                32.342          32.567
Sept. 30                                40.757          42.242

     Performance data for both the Fund and the S&P 500 Index are total rates of return which include the reinvestment of dividends and distributions. Past performance does not guarantee future results. Investment returns will fluctuate and shares when redeemed may be worth more or less than original cost.

     We thank you for your continued interest in the Schafer Value Fund.

                                          Very truly yours,

                                          /s/  DAVID K. SCHAFER
                                          ----------------------
                                          David K. Schafer
                                          President and Chairman
                                          of the Board of Directors

  SCHEDULE OF INVESTMENTS
  Schafer Value Fund, Inc. / September 30, 1995

                                                                 UNIT                                   % OF
                                                   AVERAGE      MARKET                  MARKET          NET
 SHARES                   SECURITY                UNIT COST     VALUE    % CHANGE       VALUE          ASSETS
-------------------------------------------------------------------------------------------------------------
            AEROSPACE & DEFENSE
 117,700    General Motors Corp., Class H........  $ 35.78      $41.00      14.6%    $  4,825,700        3.0%
                                                                                     ------------      -----
            AUTOMOTIVE
 156,900    Borg Warner Automotive, Inc..........    26.76       32.00      19.6        5,020,800        3.1
  82,500    Chrysler Corporation.................    46.48       53.00      14.0        4,372,500        2.7
 105,700    Cummins Engine Co., Inc..............    43.54       38.50     -11.6        4,069,450        2.5
                                                                                     ------------      -----
                                                                                       13,462,750        8.3
                                                                                     ------------      -----
            BANKS
  71,500    First Chicago Corporation............    53.69       68.63      27.8        4,906,687        3.0
 136,827    KeyCorp..............................    29.44       34.25      16.3        4,686,325        2.9
 101,800    Mellon Bank Corporation..............    37.94       44.63      17.6        4,542,825        2.8
                                                                                     ------------      -----
                                                                                       14,135,837        8.7
                                                                                     ------------      -----
            BROKERAGE
 245,700    Paine Webber Group, Inc. ............    16.70       19.75      18.3        4,852,575        3.0
  56,000    Merrill Lynch & Company, Inc. .......    35.82       62.50      74.5        3,500,000        2.1
                                                                                     ------------      -----
                                                                                        8,352,575        5.1
                                                                                     ------------      -----
            BUILDING INDUSTRY
  99,100    Owens-Corning Fiberglass Corp.+......    36.49       44.63      22.3        4,422,337        2.7
 164,900    Redman Industries, Inc.+ ............    19.45       26.00      33.7        4,287,400        2.6
                                                                                     ------------      -----
                                                                                        8,709,737        5.3
                                                                                     ------------      -----
            COMPUTERS & ELECTRONICS
  61,600    Avnet, Inc...........................    36.07       51.63      43.1        3,180,100        1.9
  80,600    Compaq Computer Corporation+.........    33.12       48.38      46.1        3,899,025        2.4
                                                                                     ------------      -----
                                                                                        7,079,125        4.3
                                                                                     ------------      -----
            ENERGY
  65,300    Exxon Corporation....................    66.47       72.25       8.7        4,717,925        2.9
 123,500    Offshore Logistics, Inc.+............    11.67       13.88      18.9        1,713,562        1.0
 197,800    Ultramar Corporation.................    24.30       23.75      -2.3        4,697,750        2.9
 260,800    YPF S.A.-ADR.........................    18.87       18.00      -4.6        4,694,400        2.9
                                                                                     ------------      -----
                                                                                       15,823,637        9.7
                                                                                     ------------      -----

                       See notes to financial statements.

  SCHEDULE OF INVESTMENTS
  Schafer Value Fund, Inc. / September 30, 1995 (Continued)

                                                                 UNIT                                   % OF
                                                   AVERAGE      MARKET                  MARKET          NET
 SHARES                   SECURITY                UNIT COST     VALUE    % CHANGE       VALUE          ASSETS
-------------------------------------------------------------------------------------------------------------
            FERTILIZER
 294,400    Archer Daniels Midland Company....... $  15.66      $15.38     -1.8%     $  4,526,400        2.8%
                                                                                     ------------      -----
            HOME APPLIANCES
  76,000    Whirlpool Corporation................    52.43       57.75      10.1        4,389,000        2.7
                                                                                     ------------      -----
            INSURANCE
 165,600    Old Republic International Corp......    22.59       28.88      27.8        4,781,700        2.9
 102,700    The Progressive Corporation..........    33.68       44.75      32.9        4,595,825        2.8
  89,300    The W.R. Berkley Corporation.........    36.59       45.38      24.0        4,051,988        2.5
                                                                                     ------------      -----
                                                                                       13,429,513        8.2
                                                                                     ------------      -----
            PHARMACEUTICAL
  34,700    American Home Products Corporation...    58.57       84.88      44.9        2,945,163        1.8
                                                                                     ------------      -----
            MISCELLANEOUS
 288,500    Hanson PLC-ADR.......................    16.86       16.25      -3.6        4,688.125        2.9
                                                                                     ------------      -----
            METALS & MINING
 162,600    Cyprus Amax Minerals Company.........    28.29       28.13      -0.6        4,573,125        2.8
 138,900    INCO Ltd.............................    28.93       34.25      18.4        4,757,325        2.9
                                                                                     ------------      -----
                                                                                        9,330,450        5.7
                                                                                     ------------      -----
            PAPER
 403,800    Asian Pulp & Paper Co., Ltd.-ADR+....    12.41       12.13      -2.3        4,896,075        3.0
                                                                                     ------------      -----
            RETAIL
 280,000    KMart Corp...........................    16.16       14.50     -10.3        4,060,000        2.5
 108,000    May Department Stores Company........    38.02       43.75      15.1        4,725,000        2.9
 156,100    Circuit City Stores, Inc. ...........    27.99       31.63      13.0        4,936,663        3.0
 197,200    Sotheby's Holdings, Inc., Class A....    12.30       14.00      13.8        2,760,800        1.7
                                                                                     ------------      -----
                                                                                       16,482,463       10.1
                                                                                     ------------      -----
            TEXTILES
 385,000    Burlington Industries, Inc.+.........    12.17       12.63       3.7        4,860,625        3.0
                                                                                     ------------      -----
            TOBACCO
  51,900    Philip Morris Companies, Inc. .......    58.66       83.50      42.3        4,333,650        2.6
                                                                                     ------------      -----

                       See notes to financial statements.

  SCHEDULE OF INVESTMENTS
  Schafer Value Fund, Inc. / September 30, 1995 (Continued)

                                                                 UNIT                                   % OF
                                                   AVERAGE      MARKET                  MARKET          NET
 SHARES                   SECURITY                UNIT COST     VALUE    % CHANGE       VALUE          ASSETS
-------------------------------------------------------------------------------------------------------------
            TRANSPORTATION
  41,000    Burlington Northern Santa Fe Corp.... $  50.30      $72.50      44.1%    $  2,972,500        1.8%
 296,000    Canadian Pacific, Ltd................    16.21       16.00      -1.3        4,736,000        2.9
  55,000    Federal Express Corporation+.........    62.05       83.00      33.8        4,565,000        2.8
                                                                                     ------------      -----
                                                                                       12,273,500        7.5
                                                                                     ------------      -----
            TOTAL SECURITIES (Cost $134,928,410).................................     154,544,325       94.7
                                                                                     ------------      -----

PRINCIPAL
  AMOUNT               CASH EQUIVALENTS
---------------------------------------------------------------------------------
              Warner Lambert Variable Rate Demand Note
$2,347,349    5.69%, due 10-02-1995..............................................       2,347,349        1.4
              Southwestern Bell Variable Rate Demand Note
 2,136,648    5.70%, due 10-02-1995..............................................       2,136,648        1.3
              Sara Lee Variable Rate Demand Note
 1,794,451    5.70%, due 10-02-1995..............................................       1,794,451        1.1
              Eli Lilly Variable Rate Demand Note
 1,747,663    5.55%, due 10-02-1995..............................................       1,747,663        1.1
              General Mills Variable Rate Demand Note
   393,066    5.71%, due 10-02-1995..............................................         393,066         .2
              Wisconsin Electric Variable Rate Demand Note
   323,164    5.76%, due 10-02-1995..............................................         323,164         .2
              Pitney Bowes Variable Rate Demand Note
    50,000    5.72%, due 10-02-1995..............................................          50,000         .1
                                                                                     ------------      -----
              TOTAL CASH EQUIVALENTS (Cost $8,792,341)...........................       8,792,341        5.4
                                                                                     ------------      -----
              TOTAL INVESTMENTS (Cost $143,720,751)..............................     163,336,666      100.1
              Excess of Other Liabilities Over Other Assets......................         (68,071)       (.1)
                                                                                     ------------      -----
              NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES................    $163,268,595      100.0%
                                                                                      ===========      =====

---------------
+ Non-income producing security.
ADR-American Depository Receipt.

                       See notes to financial statements.

  STATEMENT OF ASSETS AND LIABILITIES
  Schafer Value Fund, Inc. / September 30, 1995

ASSETS:
  Investments, at market value (cost $143,720,751)...........                   $163,336,666
  Receivable for Fund shares sold............................                        495,650
  Dividends receivable.......................................                        214,387
  Interest receivable........................................                         31,318
                                                                                ------------
          Total assets.......................................                    164,078,021

LIABILITIES:
  Payable for securities purchased...........................       579,183
  Due to Investment Adviser..................................       128,251
  Accrued expenses...........................................        65,227
  Payable for Fund shares redeemed...........................        36,765
                                                               ------------
          Total liabilities..................................                        809,426
                                                                                ------------
NET ASSETS...................................................                   $163,268,595
                                                                                ============
NET ASSETS COMPRISED:
  Capital Stock (authorized 25,000,000 shares; issued and
     outstanding 3,756,513 shares, $.10 par value)...........  $    375,651
  Paid-in surplus............................................   137,395,546
  Accumulated undistributed net investment income............       797,663
  Accumulated net realized gains.............................     5,083,820
  Net unrealized appreciation of investments.................    19,615,915
                                                               ------------
          Net assets.........................................                   $163,268,595
                                                                                ============
  Net asset, offering and redemption price per share
     (3,756,513 shares issued and outstanding)...............                         $43.46
                                                                                     =======


                       See notes to financial statements.

  STATEMENT OF OPERATIONS
  Schafer Value Fund, Inc. / September 30, 1995

INVESTMENT INCOME:
  Dividend income (net of withholding tax of $6,741)............                 $ 2,035,439
  Interest income...............................................                     358,972
                                                                                 -----------
          Total investment income...............................                   2,394,411


EXPENSES:
  Investment Adviser's fee......................................     964,453
  Registration, filing and other fees...........................      86,022
  Transfer agent fees...........................................      66,424
  Custodial and accounting fees.................................      64,649
  Professional fees.............................................      44,461
  Printing......................................................      19,906
  Director's fee................................................       3,000
                                                                  ----------
          Total expenses........................................                   1,248,915
                                                                                 -----------
          Net investment income.................................                   1,145,496
                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  NET REALIZED GAIN FROM SECURITY TRANSACTIONS:
     Proceeds from sales........................................  30,472,861
     Less: cost of securities sold..............................  25,387,308
                                                                  ----------
     Net realized gain on transactions..........................                   5,085,553
  NET UNREALIZED APPRECIATION:
     Beginning of period........................................   1,761,125
     End of period..............................................  19,615,915
                                                                  ----------
     Change in unrealized appreciation..........................                  17,854,790
                                                                                 -----------
  NET GAIN ON INVESTMENTS.......................................                  22,940,343
                                                                                 -----------
INCREASE IN NET ASSETS FROM OPERATIONS..........................                 $24,085,839
                                                                                 ===========

                       See notes to financial statements.

  STATEMENT OF CHANGES IN NET ASSETS
  Schafer Value Fund, Inc. / September 30, 1995

                                                               YEAR ENDED           YEAR ENDED
                                                           SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
                                                           ------------------   ------------------
OPERATIONS:
  Net investment income..................................     $  1,145,496         $    401,227
  Net realized gain on investments.......................        5,085,553            3,452,976
  Change in unrealized appreciation......................       17,854,790           (3,184,793)
                                                              ------------         ------------
  Increase in net assets from operations.................       24,085,839              669,410
                                                              ------------         ------------
  Dividend to shareholders from net investment income....         (689,275             (123,444)
  Distribution to shareholders from realized gains.......       (3,425,487             (701,683)
                                                              ------------         ------------
                                                                (4,114,762)            (825,127)
                                                              ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................       86,479,502           48,815,133
  Dividend and distribution reinvested...................        3,972,087              806,971
  Cost of shares redeemed................................      (15,553,119)          (2,470,506)
                                                              ------------         ------------
  Increase in net assets from capital share
     transactions........................................       74,898,470           47,151,598
                                                              ------------         ------------
  Total increase in net assets...........................       94,869,547           46,995,881
NET ASSETS:
  Beginning of period....................................       68,399,048           21,403,167
                                                              ------------         ------------
  End of period (including undistributed net investment
     income of $797,663 and $341,442, respectively)......     $163,268,595         $ 68,399,048
                                                              ============         ============

                       See notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS
  Schafer Value Fund, Inc. / September 30, 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Schafer Value Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 12, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

     The following is a summary of significant accounting policies in conformity with generally accepted accounting principles followed by the Fund in the preparation of its financial statements.

  A. Security Valuation

     Securities traded on any stock exchange or in the NASDAQ national market system will ordinarily be valued on the basis of the latest sale price as of the close of the Exchange on which they are traded on the date of valuation or, in the absence of any sale on that date and in the case of the over-the-counter market, the mean of the latest reported bid and ask price, if market quotations are readily available. Cash equivalents with remaining maturities of 60 days or less are valued at amortized cost. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Board of Directors.

  B. Cash Equivalents

     The Fund has investments in short-term variable rate demand notes, which are unsecured nonnegotiable instruments. These instruments are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     The Fund's Schedule of Investments indicates a maturity date which is the next interest reset date. The rate shown is the rate in effect at September 30, 1995.

  C. Security Transactions and Investment Income

     Security transactions are recorded on the trade date. Realized gains and losses on investments are calculated on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Non-cash dividend income is recorded based on the market or fair value of the property received. Interest income is recorded on the accrual basis.

  D. Distributions to Shareholders

     Dividends from net investment income to shareholders and distributions from realized gains on sales of securities are recorded on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these amounts are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net

  NOTES TO FINANCIAL STATEMENTS
  Schafer Value Fund, Inc. / September 30, 1995 (Continued)

investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

  E. Federal Income Taxes

     The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2. CAPITAL SHARE TRANSACTIONS

                                                               YEAR ENDED         YEAR ENDED
                                                             SEPTEMBER 30,      SEPTEMBER 30,
                                                                  1995               1994
                                                            ----------------   ----------------
Shares sold...............................................      2,185,443          1,326,214
Shares issued for reinvested dividends and
  distributions...........................................        119,966             22,115
Shares redeemed...........................................       (421,007)           (67,279)
                                                                ---------          ---------
Net increase..............................................      1,884,402          1,281,050
                                                                =========          =========

3. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of investment securities (excluding cash equivalents) during the year ended September 30, 1995 were $95,205,457 and $30,472,861, respectively. The cost basis of portfolio securities for federal income tax purposes was substantially the same as for book purposes at September 30, 1995. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over cost of $21,416,136 and aggregate gross unrealized depreciation for all investments in which there was an excess of cost over market value of $1,800,221.

4. INVESTMENT ADVISORY FEES

     Schafer Capital Management, Inc. (the "Investment Adviser") provides the Fund with management and investment advisory services. The Investment Advisory Agreement provides that subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The Investment Adviser is obligated to perform certain administrative and management services for the Fund, except to the extent these services are provided by any custodian, transfer agent, registrar or administrator hired by the Fund, and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The current agreement provides for a monthly fee computed at an annual rate of 1.0% of the Fund's average daily net assets.

     Pursuant to various state regulations, the Investment Adviser has agreed to reimburse the Fund on a monthly basis for all expenses incurred in any fiscal year (exclusive of taxes, interest,

  NOTES TO FINANCIAL STATEMENTS
  Schafer Value Fund, Inc. / September 30, 1995 (Continued)

brokerage fees and extraordinary expenses) which in the aggregate exceed the most restrictive limitation prescribed by any state in which the Fund's securities are qualified for sale. The most restrictive limitation to which the Fund may be subject is 2.5% of the first $30 million of the Fund's average annual net assets for such year, 2% of the next $70 million of average annual net assets and 1.5% of the remaining average annual net assets. For the year ended September 30, 1995, no reimbursement was required.

5. DISTRIBUTION AGREEMENT

     Pursuant to a distribution agreement, Lazard Freres & Co. has agreed to act at the request of the Fund and the Investment Adviser as the Fund's agent to effect the distribution of the Fund's shares in certain jurisdictions in which the Fund is not authorized to distribute its shares directly. Lazard Freres & Co. is not entitled to receive any compensation from the Fund for its services under the agreement.

     Lazard Freres & Co. may provide brokerage services to the Fund. For the year ended September 30, 1995, the Fund incurred $26,838 in brokerage commissions to Lazard Freres & Co. which the Board of Directors of the Fund determined were at reasonable and fair commission levels.

6. RELATED PARTIES AND SIGNIFICANT INVESTORS

     At September 30, 1995, the Fund has been advised that affiliates of the Investment Adviser, and David K. Schafer (individually), the sole shareholder of the Investment Adviser, directly or indirectly controlled 43,991 shares, or 1.17% of the outstanding shares, of the Fund.

  FINANCIAL HIGHLIGHTS
  Schafer Value Fund, Inc.

        (FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                          1995            1994            1993            1992            1991
                                      -------------   -------------   -------------   -------------   -------------
Net Asset Value,
  Beginning of Period...............    $   36.54        $ 36.21         $ 31.59         $ 32.21         $ 25.65

Income from Investment Operations:

  Net investment income.............          .36            .26             .28             .42             .46

  Net gain on securities (both
    realized and unrealized)........         8.53           1.34            8.00            4.96            8.41
                                        ---------        -------         -------         -------         -------
        Total from Investment
          Operations................         8.89           1.60            8.28            5.38            8.87
                                        ---------        -------         -------         -------         -------
Less:

  Distribution from net realized
    gains...........................        (1.64)         (1.08)          (3.27)          (5.48)          (1.73)

  Dividends from net investment
    income..........................         (.33)          (.19)           (.39)           (.52)           (.58)
                                        ---------        -------         -------         -------         -------
        Total dividends and
          distributions.............        (1.97)         (1.27)          (3.66)          (6.00)          (2.31)
                                        ---------        -------         -------         -------         -------
Net Asset Value, End of Period......    $   43.46        $ 36.54         $ 36.21         $ 31.59         $ 32.21
                                        =========        =======         =======         =======         =======
Total Return........................        26.01%          4.42%          28.41%          18.80%          37.28%

Ratios/Supplemental Data:
  Net Assets, End of Period (in
    thousands)......................    $ 163,269        $68,399         $21,403         $12,195         $ 9,811

  Ratio of expenses to average net
    assets..........................         1.28%          1.48%           1.74%           2.08%           2.00%

  Ratio of net investment income to
    average net assets..............         1.18%           .99%            .79%           1.20%           1.26%

  Portfolio turnover rate...........        33.19%         28.45%          33.29%          53.03%          54.74%

                       See notes to financial statements.

  REPORT OF INDEPENDENT ACCOUNTANTS
  Schafer Value Fund, Inc.

To the Board of Directors
and Shareholders of
Schafer Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schafer Value Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 27, 1995

                                             SCHAFER

                                             VALUE FUND INC.
                                             ---------------------------

                                             ANNUAL REPORT

        SCHAFER                              SEPTEMBER 30, 1995
        VALUE FUND INC.
        ------------------------------------------------
        645 Fifth Avenue
        New York, New York 10022
        (800) 343-0481

        INVESTMENT ADVISER:
        Schafer Capital Management, Inc.
        645 Fifth Avenue
        New York, New York 10022

        CUSTODIAN & TRANSFER AGENT:
        Firstar Trust Company
        Mutual Fund Services
        615 East Michigan Street
        Milwaukee, Wisconsin 53202

        COUNSEL:
        Sidley & Austin
        One First National Plaza
        Chicago, Illinois 60603

        INDEPENDENT ACCOUNTANTS:
        Price Waterhouse LLP
        1177 Avenue of the Americas
        New York, New York 10036
        ------------------------------------------------

        To request information, open an
        account, or inquire about an existing
        account, including current net asset
        value, please call (800) 343-0481.